                                                  Exhibit 23.5a


[COOPERS & LYBRAND LETTERHEAD]



                          CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 of PETsMART, Inc. and Subsidiaries of our report dated March 24, 1994, on our audits of the financial statements (not included separately in the Annual Report on Form 10-K) of The Weisheimer Companies, Inc., which report is included on Form 10-K of PETsMART, Inc. and Subsidiaries for fiscal year ended January 28, 1996.




                                       /s/ Coopers & Lybrand L.L.P.
                                       COOPERS & LYBRAND L.L.P.


Columbus, Ohio
May 1, 1996

                                                     Exhibit 23.5b

[COOPERS & LYBRAND LETTERHEAD]

                          CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 of PETsMART, Inc. and Subsidiaries of our report dated March 24, 1994, on our audits of the financial statements (not included separately herein) of The Weisheimer Companies, Inc., which report is included on Form 8-K/A of PETsMART, Inc. and Subsidiaries for fiscal year ended January 28, 1996.



                                       /s/ Coopers & Lybrand L.L.P.
                                           COOPERS & LYBRAND L.L.P.



Columbus, Ohio
May 1, 1996